UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/31/2008

INSIGHTFUL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-020992

DE	04-2842217
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1700 Westlake Ave N, Suite 500, Seattle, WA 98109
(Address of principal executive offices, including zip code)

206-283-8802
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets

On July 31, 2008, Insightful Corporation issued a press release to report its financial results for the second quarter ended June 30, 2008 and certain other information. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

99.1 Press Release dated as of July 31, 2008.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGHTFUL CORPORATION

Date: July 31, 2008	By:	/s/ Richard P. Barber
Richard P. Barber
Executive Vice President, CFO and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated as of July 31, 2008.